Harbor Emerging Markets Equity Fund

Institutional Class HAEMX
Administrative Class HREMX
Investor Class HIEEX
Retirement Class HNEMX

Supplement to Summary Prospectus dated March 1, 2021
June 29, 2021
Effective June 21, 2021, Alex Duffy is the portfolio manager for Harbor Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”). David Cull and Michael Godfrey no longer serve as co-portfolio managers to the Emerging Market Equities Fund. All references to Messrs. Cull and Godfrey are hereby removed.
The Subadviser will reposition the Fund’s portfolio in connection with the changes to the Fund’s portfolio management team. As a result, the Fund expects to experience portfolio turnover, which may result in higher than normal transaction costs to shareholders and in the realization and/or distribution of higher capital gains than might generally be expected under normal circumstances.
Portfolio Management
The following replaces the “Portfolio Managers” section of the Fund Summary for the Emerging Markets Equity Fund:

Portfolio Managers
REGIONAL FOCUS: EMERGING MARKETS
Alex Duffy
Mr. Duffy is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
Investors Should Retain This Supplement For Future Reference
S0621.SP.EME